EXHIBIT 99.1

                      ACQUISITION AGREEMENT
                              AND
                        PLAN OF MERGER

     This Acquisition Agreement and Plan of Merger (the "Agreement") is made and entered into as of June ____, 2003, by and among MARKETSHARE RECOVERY, INC., a New York Corporation ("MKSR"), the shareholders of MKSR whose signatures are set forth at the end of this Agreement (the "MKSR Shareholders"), and HEALTH & LEISURE, INC., a publicly held and traded Delaware corporation, which trades on the NASD OTCBB under the stock ticker symbol HLLS ("HLLS" or the "Company"), VENTURE SUM, INC., a Delaware corporation and the wholly-owned subsidiary of HLLS ("Mergerco"), and Robert M. Feldman, a shareholder of HLLS ("Mr. Feldman").

RECITALS

       WHEREAS, HLLS a public company whose stated purpose is to seek a business to merge with or acquire an operating business has identified and desires to acquire 100% of the total outstanding capital stock of Marketshare Recovery, Inc. in contemplation of combining the entities and;

       WHEREAS, Marketshare Recovery, Inc. and its shareholders agree to enter into a business combination transaction which shall result in the combination of the two entities with the former shareholders of Marketshare controlling a majority of the combined entity.

       WHEREAS, the parties desire to effect the combination through a merger of Mergerco into MKSR (the "Merger"), which is intended to be a statutory merger under Section 907 of the New York Business Corporation Act (the "New York Act") and Section 252 of the Delaware General Corporation Law (the "Delaware Act"); and

       WHEREAS, the Merger is intended to qualify as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"); and

       THEREFORE, 	in consideration of the terms and conditions
set forth herein, the parties hereto intending to be legally bound hereby, agree as follows:

1.      THE ACQUISITION

1.1     Acquisition and Merger Subject to the Terms and Conditions
of this Agreement. At the  time of Closing to be held as provided in Section 2, the parties shall effectuate the Merger of Mergerco into MKSR.  At the time that the Merger becomes effective under both the Delaware Act and the New York Act (the "Effective Time"), Mergerco shall be merged with and into MKSR in accordance with the applicable provisions of the Delaware Act and the New York Act, the separate existence of Mergerco shall thereupon cease, and MKSR, as the surviving corporation in the Merger, shall continue its corporate existence in accordance with the New York Act. At the Closing, (i) the 100 issued and outstanding shares of MKSR common stock, par value $.0001 per share (the "MKSR Common Stock"), constituting all of the issued and outstanding shares of MKSR Common Stock, shall be extinguished, (ii) each share of stock of Mergerco issued and outstanding shall be extinguished and in substitution for the full number of shares of Mergerco held by it, HLLS shall receive 100 shares of MKSR authorized but unissued Common Stock  (iii) HLLS shall issue to the MKSR shareholders the greater of 10,197,668 validly issued, fully paid, and non-assessable, under Delaware law, shares of common stock of HLLS or that number of shares that shall result in ownership of fifty-one percent (51%) of the outstanding shares of common stock of HLLS, and (iv) HLLS shall issue 3,425,000 shares of its voting convertible noncumulative preferred stock, par value $.01 per share ("HLLS Preferred Stock") to the holders of MKSR Common Stock at the exchange rate of 101,976.68 shares of HLLS Common Stock and 34,250 shares of HLLS Preferred Stock for each share of
MKSR Common Stock. The 3,425,000 shares of Preferred Stock shall be convertible into 34,250,000 shares of HLLS Common Stock. 2,670,000 of the HLLS shares of Common Stock to be issued to the MKSR Shareholders shall be from the HLLS' authorized but unissued shares, and 7,527,668 of the HLLS shares of Common Stock shall be contributed to HLLS by Mr. Feldman and then reissued by HLLS in the Merger. Following the issuance, HLLS will have the following shares outstanding:

Preferred Stock
MKSR shareholders                 3,425,000

Common Stock
MKSR shareholders                10,197,668
Feldman                           1,872,332
Other shareholders                3,756,840
Public                            4,168,587
Total Common Outstanding         19,995,427

    At the Effective Time, and as a result of the Merger, the conversion of the shares of MKSR Common Stock into the HLLS Common
Stock and the HLLS Preferred Stock as set forth in this Section 1.1, shall occur automatically and without further act of either HLLS or MKSR and, until appropriate transfers can be requested following the Effective Time, the holders of record of each MKSR share so extinguished and converted shall be deemed to be recorded on the books of HLLS as the holder of the number of shares of HLLS Common Stock and HLLS Preferred Stock which he is entitled to receive under this Agreement. Each person who, as a result of the Merger, holds one or more certificates which theretofore represented one or more shares of MKSR that have been extinguished and converted as a result of the Merger shall surrender each such certificate held by him/her to HLLS and, within a reasonable time after such surrender, HLLS shall deliver to such person in exchange therefor one or more certificates evidencing the HLLS Preferred Stock that such person is entitled to receive as a result of the Merger. A form of the certificate of designation setting forth the terms of the HLLS Preferred Stock is attached hereto as Exhibit A.

1.2 Sale of H&L Concepts, Inc. At the Closing, HLLS and Marketshare shall contribute the sum of $125,000 to H&L concepts, Inc. through the issuance of a secured promissory note to pay the principal amount of $125,000 together with interest (the "Promissory Note") to H&L Concepts, Inc., in accordance with the terms of said note, (a copy of which is attached hereto as Exhibit B). After execution of the Promissory Note, Mr. Feldman shall purchase all of the outstanding shares of stock of H&L concepts, Inc. for nominal consideration. The parties acknowledge that most of the trade payables and other consolidated liabilities of HLLS are actually liabilities of H&L Concepts, Inc., the subsidiary to HLLS, and by selling the stock of H&L Concepts, Inc. to Mr. Feldman it has the effect of removing most of the trade payables and liabilities form the HLLS balance sheet and fixing the post closing liabilities of HLLS to that set forth in the promissory note. At the Closing HLLS shall execute and deliver to Mr. Feldman one or more stock certificates representing all of the outstanding shares of stock of H&L Concepts, Inc.

1.3 Payment of Professional Fees. At the signing of this document, MKSR shall make payments as follows, to-wit: four thousand two hundred and fifty, ($4,250 USD) to the preparing Accountant, one thousand nine hundred and fifty, ($1,950 USD) to the auditor who issues his independent auditors report and consent and five thousand, ($5,000 USD) to the attorney, for professional fees associated with said filing and shall reimburse shareholders one thousand four hundred and fifty dollars, ($1,450 USD) for retainer paid to auditor. Additionally, at the time of signing of this document, MKSR shall make a payment to H&L Concpets, Inc. in the amount of $2,800 to cover additional anticipated expenses.

1.4 Pre-Closing SEC Filings. Within five days after the date of execution of this Agreement HLLS shall file a Form 8-K with the SEC disclosing this Agreement and the contemplated transactions. No later than 10 days prior to the Closing, HLLS shall file with the SEC a
Schedule 14f-1 disclosing the contemplated change in the directors of HLLS at the Closing. MKSR agrees to prepare the initial draft of the
Schedule 14f-1 and shall provide all information about the MKSR designees for directors therein. Additionally, MKSR agrees to pay all costs and expenses associated with preparing and completing such filings with the SEC.

1.5 Rule 144 Sales Permitted. After this transaction has been announced and the Form 8-K contemplated by Section 1.4 has been filed with the SEC, Mr. Feldman shall be permitted to sell shares of HLLS under Rule 144, within the volume limitations of Rule 144. Such sales may occur either before or after the Closing.

2.      THE CLOSING.

2.1 Place and Time. "Closing" is defined as the date after both Parties sign the Merger Agreement and the exchange of share certificates is completed as the Parties agree. Closing shall take place at Marketshare Recovery's office at 200 Broadhollow Rd., Suite 207, Melville, NY 11747 no later than the close of business (eastern time) on or before June 12, 2003 or at such other place, date and time as the parties may agree in writing.

2.2 Deliveries by HLLS. At the Closing, HLLS shall deliver the following to the MKSR:

a. Certificates representing HLLS Shares, duly endorsed for transfer to MKSR shareholders and accompanied by appropriate stock powers, or Certificates representing the HLLS Shares reissued in the name of MKSR.

b.     The documents contemplated by Section 3.

c. All other documents, instruments and writings required by this Agreement to be delivered by HLLS at the Closing and any other documents or records relating to HLLS' business reasonably requested by MKSR in connection with this Agreement.

2.3 Deliveries by MKSR. At the Closing, MKSR shall deliver the following to HLLS:

a. The executed promissory note and Certificates representing 100% of the total outstanding MKSR Shares, duly endorsed for transfer to HLLS and accompanied by appropriate stock powers, or Certificates representing MKSR Shares to be issued in the name of HLLS.

b.     The documents contemplated by Section 4.

c. All other documents, instruments, writings, and payments required by this Agreement to be delivered by MKSR at the Closing.

3.     CONDITIONS TO MKSR'S OBLIGATIONS.

     The obligations of MKSR to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by
MKSR:

3.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits MKSR's acquisition of the HLLS Shares or the acquisition by HLLS of the shares of MKSR or that will require any divestiture as a result of MKSR's acquisition of the HLLS Shares or the HLLS acquisition of the MKSR Shares or that will require all or any part of the business of HLLS to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on HLLS or MKSR if this Agreement is consummated shall be pending.

3.2    Representations, Warranties and Agreements.    (a) The
representations and warranties of HLLS set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) HLLS shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

3.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Merger and MKSR's acquisition of the HLLS Shares and HLLS' acquisition of the MKSR shares shall have been obtained and shall be in full force and effect.

3.4 Resignations of Director. Effective on the Closing Date, all of the officers and directors shall have resigned as an
officer, director and employee of HLLS.   MKSR understands that
such resignations may require a filing in accordance with Rule 14f-1 of the Exchange Act.

3.5 Delivery of Closing Document. All documents to be delivered by HLLS at the Closing pursuant to this Agreement shall have been delivered.

4.     CONDITIONS TO HLLS'S OBLIGATIONS.

     The obligations of HLLS to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by
HLLS:

4.1     No Injunction.   There shall not be in effect any
injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits MKSR's acquisition of the HLLS Shares or HLLS' acquisition of the MKSR Shares or that will require any divestiture as a result of MKSR's acquisition of the HLLS Shares or HLLS' acquisition of the MKSR Shares or that will require all or any part of the business of HLLS to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on HLLS or MKSR if this Agreement is consummated shall be pending.

4.2    Representations, Warranties and Agreements.   (a) The
representations and warranties of MKSR set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) MKSR shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

4.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Merger and MKSR's acquisition of the HLLS Shares and HLLS' acquisition of the MKSR Shares shall have been obtained and shall be in full force and effect.

5.     REPRESENTATIONS AND WARRANTIES OF HLLS.

     HLLS hereby represents and warrants to MKSR that:

5.1   Authorization.   HLLS is a corporation duly organized,
validly existing and in good standing under the laws of the state of Delaware. This Agreement constitutes a valid and binding obligation of HLLS, enforceable against it in accordance with its terms.

5.2 Reporting Company. HLLS is a reporting company pursuant to Section 12 (g) of the Securities Exchange Act of 1934 and has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months and has been subject to such filing requirements for the past 90 days. HLLS is listed and traded on the OTCBB under the stock ticker symbol HLLS, and HLLS has complied in all material respects with all relevant rules and regulations and is current in all material respects with the NASD and the OTCBB listing service, to the best of its knowledge and belief.

5.3 Capitalization. The authorized capital stock of HLLS consists of 20,000,000 authorized shares of common stock, par value $0.01, and 10,000,000 preferred shares, par value $0.01, of which 19,995,427 common shares and 3,425,000 preferred shares will be issued and outstanding at Closing. As of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of HLLS obligating HLLS to issue any additional shares of common or preferred stock or any of its securities of any kind, except as set forth in this Agreement.

5.4    Ownership of HLLS Shares.   The delivery of certificates
to MKSR provided in Section 2.2 will result in MKSR's immediate acquisition of record and beneficial ownership of the HLLS Shares, free and clear of all Encumbrances subject to applicable State and Federal securities laws.

5.5 Consents and Approvals of Governmental Authorities. Except with respect to applicable State and Federal securities laws, to the best of HLLS' knowledge and belief no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by HLLS or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by HLLS or the consummation of the transactions contemplated by this Agreement.

5.6     Financial Statements.   HLLS has delivered to MKSR the
balance sheet of HLLS as of December 31, 2002, and statements of income and changes in cash flow for the periods then ended, together with the report thereon of HLLS' independent accountant (the " HLLS Statements"). To the best of HLLS' knowledge and belief the HLLS Statements fairly present the financial condition, results of operation and the cash flows of HLLS in accordance with generally accepted accounting principles.

5.7 Litigation. To the best of HLLS' knowledge and belief, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving HLLS which is likely to have a material adverse effect on the business or financial condition of HLLS. To the best of HLLS' knowledge and belief, HLLS is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of HLLS.

5.8 Absence of Certain Changes. To the best of HLLS' knowledge and belief, since the date of the HLLS Statements, HLLS has not:

a. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of HLLS or made any disposition of any of its material properties or assets other than in the ordinary course of business;

b. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

c.     organized any new Subsidiary or acquired any Equity
Securities of any Person or any equity or ownership interest in any business;

d. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

e. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise),other than in the ordinary course of business;

f. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

g. canceled any material debts or waived any material claims or rights, except in the ordinary course of business, with exception of the undertakings herein;

h. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

i. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

j. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except
(i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course of business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

k. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000, with exception to the undertakings herein;

l. written down or been required to write down any inventory in an aggregate amount in excess of $2,000;

m. entered into any collective bargaining or union contract or agreement; or

n. other than in the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of HLLS.

5.9 No Material Adverse Change. To the best of HLLS' knowledge and belief, since the date of the HLLS Statements, there has not been any material adverse change in the business or financial condition of HLLS.

5.10 Brokers or Finders. HLLS has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the transactions contemplated by this Agreement.

6.      REPRESENTATIONS AND WARRANTIES OF MKSR.

     MKSR represents and warrants to HLLS that:

6.1 Authorization. MKSR is a corporation duly organized, validly existing and in good standing under the laws of the state of New York.

6.2 Binding Effect. This Agreement constitutes a valid and binding obligation of MKSR, enforceable against MKSR in accordance with its terms.

6.3 Capitalization. The authorized capital stock of MKSR consists of 100 authorized shares of common stock, par value
$.0001, of which 100 common shares and no preferred shares will be issued and outstanding at Closing. As of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of MKRS obligating MKRS to issue any additional shares of common or preferred stock or any of its securities of any kind.

6.4 Ownership of MKRS Shares. The delivery of certificates to HLLS provided in Section 2.2 will result in HLLS' immediate acquisition of record and beneficial ownership of 100% of the outstanding MKSR Shares, free and clear of all Encumbrances subject to applicable State and Federal securities laws.

6.5 Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by MKSR in connection with the execution, delivery and performance of this Agreement by MKSR or the consummation of the transactions contemplated hereby.

6.6 Other Consents. No consent of any Person is required to be obtained by MKSR to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement.

6.7 Manner of Acquisition. At no time was MKSR presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

6.8 Financial Statements. MKSR has delivered to HLLS the balance sheets of MKSR as of December 31, 2002 and 2001 and statements of income and cash flows for the periods then ended, together with the audit report thereon of MKSR's independent accountant (the "MKSR Statements"). To the best of MKSR's knowledge and belief the MKSR Statements fairly present the results of operations, financial position and cash flows of MKSR for the periods presented in the MKSR Statements in accordance with generally accepted accounting principles, consistently applied. Such MKSR Statements meet the requirements for financial statements to be filed with the Securities and Exchange Commission or will meet such requirements within 60 days after the Closing.

6.9 Litigation. To the best of MKSR's knowledge and belief, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving MKSR which is likely to have a material adverse effect on the business or financial condition of MKSR. To the best of MKSR's knowledge and belief, MKSR is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of MKSR.

6.10 Absence of Certain Changes. To the best of MKSR's knowledge and belief, since the date of the MKSR Statements, MKSR has not:

a. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

b. organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

c. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

d. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

e. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

f. entered into any collective bargaining or union contract or agreement; or

g. other than in the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of MKSR.

6.11 No Material Adverse Change. To the best of MKSR's knowledge and belief, since the date of the MKSR Statements, there has not been any material adverse change in the business or financial condition of MKSR.

6.12    Directors, Officers and Principal Shareholders.   During
the past five years, none of the officers, directors or principal shareholders of MKSR :

  a. Has had a petition under the Federal bankruptcy laws or any state insolvency law been filed by or against, or has had a receiver, fiscal agent or similar officer been appointed by a court for the business or property of (i) such officer, director or shareholder personally, (ii) any partnership in which such officer, director or shareholder was a general partner at the time of, or within two years prior to the filing of the petition or appointment, or (iii) any corporation or business association in which such officer, director or shareholder was an executive officer at the time of, or within two years prior to, the filing of the petition or appointment.

  b. Has been (i) named as a subject of a criminal proceeding now pending or (ii) convicted in a criminal proceeding
(other than for traffic violations and other minor offenses).

  c. Has been the subject of any order, judgment, or decree of any court of competent jurisdiction, not subsequently reversed, suspended, or vacated, permanently or temporarily enjoining such officer, director or shareholder from, or otherwise limiting, the following activities:

  (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association, or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

  (ii)  Engaging in any type of business practice;

  (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or state securities laws or Federal commodities laws;

  d. Has been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any Federal or state authority barring, suspending, or otherwise limiting for more than 60 days, the right of such officer, director or shareholder to engage in any activity described in subparagraph
(c)(i), above, or to be associated with persons engaged in any such activity;

  e. Has been found by a court in a civil action or by the Securities and Exchange Commission or any state securities authority to have violated any Federal or state securities law, the judgment or finding of which has not been subsequently vacated, reversed, or suspended;

  f. Has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading
Commission has not been subsequently reversed, suspended or vacated.

6.13	Brokers or Finders.  MKSR has not employed any broker or
finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the merger of HLLS and MKSR.

7.  REPRESENTATIONS AND WARRANTIES OF MKSR SHAREHOLDERS.

     Each of the MKSR Shareholders individually represents and warrants to HLLS with respect to himself as follows:

7.1   Ownership and Power to Sell.   Set forth on the attached
Schedule 7.1 is a true and correct list of the shareholders of MKSR and the number of the MKSR Shares owned by each. The Shares are fully paid and nonassessable. Each MKSR Shareholder represents and warrants with respect to the MKSR Shares owned by him that: (a) he has good and marketable title to the MKSR Shares set forth on Schedule 7.1 as being owned by him, free and clear of any claims, liens, restrictions on transfer or encumbrances with respect thereto; and (b) he has the full power, right and authority to transfer, convey to HLLS at the Closing the Shares to be transferred by such MKSR Shareholder hereunder.

7.2   Authorization.   This Agreement has been duly authorized,
executed and delivered by such MKSR Shareholder and no further proceedings (corporate, partnership or otherwise) on the part of such MKSR Shareholder are or will be necessary to authorize this Agreement and the transactions contemplated hereby. This
Agreement is the legal, valid and binding obligation of such MKSR Shareholder, enforceable in accordance with its terms.
Neither the execution, delivery and performance of this Agreement by such MKSR Shareholder, nor the consummation of the transactions contemplated hereby, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of such MKSR Shareholder, or MKSR or its Subsidiaries
(as defined below) (a) under any of the terms, conditions or provisions of (i) the articles of incorporation or code of regulations, MKSR or of such MKSR Shareholder, or (ii) except where such event would not have a material adverse effect on the financial condition or business of MKSR and its Subsidiaries taken as a whole, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such MKSR Shareholder, MKSR or any of its Subsidiaries, is a party or by which such MKSR Shareholder, MKSR or its Subsidiaries, may be bound, or to which such MKSR Shareholder, MKSR or its Subsidiaries, or the properties or assets of MKSR or its Subsidiaries, may be subject or (b) except where such event would not have a material adverse effect on the financial condition or business of MKSR and its Subsidiaries taken as a whole, of any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to MKSR or its Subsidiaries, or to the properties or assets of the Company or its Subsidiaries.

No material notice to, filing with, authorization of, exemption by, or consent or approval of, any regulatory authority is necessary for the consummation by such MKSR Shareholder of the transactions contemplated by this Agreement.

7.3 Litigation. As of the date of this Agreement, there is no action, suit or proceeding pending against, or to the knowledge of such MKSR Shareholder threatened against or affecting, such MKSR Shareholder or any affiliate of such MKSR Shareholder or any of their respective properties before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

7.4  Purchase for Investment. MKSR shareholders are acquiring
HLLS Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law. The MKSR shareholders understand that the issuance to them of the HLLS Shares in the Merger will not be registered under the Securities Act of 1933, as amended, or state securities laws, and that they may not resell them without such registrations unless an exemption from registration is available. The MKSR shareholders agree that a legend respecting these restrictions will be placed on their stock certificates and stop transfer instructions may be given to the HLLS transfer agent.

7.5 Directors, Officers and Principal Shareholders. The representations and warranties set forth in Section 6.12 are true and correct with respect to the MKSR shareholders.

8.     POST CLOSING COVENANTS

8.1 Capital Structure. As soon as practicable following the Closing, HLLS (which shall then be controlled by the MKSR Shareholders) shall prepare and file with the SEC preliminary proxy materials, or an information statement, for a stockholders' meeting or consent procedure in order to consider and approve a 10 for 1 reverse split of the HLLS Common Stock, to authorize up to 50,000,000 shares of HLLS Common Stock and to change the name of HLLS to Market Share, Inc. Upon SEC clearance, HLLS shall proceed to conduct a stockholders' meeting or consent procedure, as the case may be, in order to effect such proposals. Any other or different capital changes shall not be effected without the prior approval of those shareholders of HLLS who owned at least a majority of the outstanding HLLS Common Stock prior to the Closing. Marketshare shall pay all professional and filing fees associated with those changes. Following the reverse stock split, the capitalization of HLLS shall be approximately as follows:

                             before reverse    after 1:10 reverse
Preferred stock

Marketshare holders              3,425,000	  3,425.000

Common Stock

Marketshare holders              10,197,668        1,019,767
Mr. Feldman                       1,872,332          187,233
Others                            3,756,840          375,684
Public                            4,168,587          416,859
                                 19,995,427         1,999,543

8.2.1 Issuance of Stock/ Conversion. HLLS is a guarantor on debt owed to Mr. Feldman. Following the reverse stock split and the authorization of additional shares of common stock, $12,700 of such debt shall be converted into 1,270,000 shares of common stock. Mr. Feldman shall be required to cancel all other indebtedness owed by HLLS to him and to cancel any guarantees of debt by HLLS. Following the reverse stock split, the shares of Preferred stock shall be automatically converted into 34,250,000 shares of common stock. The conversion of the shares of Preferred Stock and the issuance of the stock to Mr. Feldman upon conversion of the debt shall occur simultaneously. After the issuances of shares provided for in this Section and the conversion of the Preferred Stock of HLLS into Common Stock of HLLS, the Capitalization of the Company shall be approximately as follows:

                               Common Shares     percent
Former Marketshare holders      35,269,767         94.0
Mr. Feldman                      1,457,233          3.88
Others                             375,684          1.00
Public                             416,859          1.1
Total				36,669,543        100.00

8.3 Dilution. Unless otherwise agreed by Mr. Feldman, for a period of 12 months after Closing or as otherwise agreed between the Parties, there shall be no further reverse of the stock and Mr. Feldman's share position shall not be diluted beyond his (percentage) position at Closing after shares have been issued to Marketshare shareholders including up to 2 million shares which may be sold for the purpose of raising money.

8.4   Officers' and Directors' Indemnification.

  (a) HLLS, and MKSR shall, and from and after the Closing, indemnify, defend and hold harmless the present and former directors, officers, employees and agents of HLLS and its subsidiaries (each, an "Indemnified party") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, judgments or amounts that are paid in settlement with the approval of HLLS, as the case may be (the "Indemnifying party") of, or in connection with, any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on, or arising in whole or in part out of, or pertaining to, the fact that such person is or was a director or officer of HLLS or any of its subsidiaries, whether pertaining to any matter existing at or prior to the Closing and whether asserted or claimed prior to, at the time of, or after, the Closing ("Indemnified Liabilities"), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the transactions contemplated hereby, in each case to the fullest extent a corporation is permitted under the laws of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits broader rights than such law permitted prior to such amendment, and only to the extent such amendment is not retroactively applicable) to indemnify its own directors or officers, as the case may be. Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified party (whether arising before or after the Closing), (i) the Indemnified party may retain counsel satisfactory to it and HLLS, and HLLS and MKSR shall pay all fees and expenses of such counsel for the Indemnified party promptly as statements therefor are received and otherwise advanced to such Indemnified party upon request for reimbursement of documented expenses incurred, in either case to the fullest extent and in the manner permitted by the corporation law of Delaware; and (ii) the HLLS or MKSR will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that neither HLLS nor MKSR shall be liable for any settlement effected without its prior written consent. Any Indemnified party wishing to claim indemnification under this Section upon learning of any such claim, action, suit, proceeding or investigation, shall notify HLLS or MKSR (but the failure so to notify shall not relieve such Indemnifying party from any liability which it may have under this Section except to the extent such failure materially prejudices such Indemnifying party), and shall to the extent required by the laws of the state of Delaware deliver to HLLS or MKSR any undertaking contemplated by Delaware law. HLLS and MKSR agree that all rights to indemnification, including provisions relating to advances or expenses incurred in defense of any action or suit, existing in favor of the Indemnified parties with respect to matters occurring through the Closing, shall survive the Closing and shall continue in full force and effect for a period of not less than six years from the Closing; provided, however, that all rights to indemnification in respect of any Indemnified Liabilities asserted or made within such period shall continue until the disposition of such Indemnified Liabilities. This Section is intended for the irrevocable benefit of, and to grant third party rights to, the Indemnified parties and shall be binding on all successors and assigns of HLLS, and MKSR. Each of the Indemnified parties shall be entitled to enforce the covenants contained in this Section.

9.     FILINGS WITH GOVERNMENTAL AUTHORITIES.

      Regulatory Matters. MKSR and HLLS shall (a) file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.

10.     DEFINITIONS.

     As used in this Agreement, the following terms have the meanings specified or referred to in this Section 10.

10.1 "Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

10.2   "Code" - The Internal Revenue Code of 1986, as amended.

10.3 "Encumbrances" - Any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

10.4 "Equity Securities" - See Rule 3a-11-1 under the Securities Exchange Act of 1934.

10.5    "ERISA" - The Employee Retirement Income Security Act of
1974, as amended.

10.6 "Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic Community), any subdivision, agency, commission or authority thereof.

10.7 "Knowledge" - Actual knowledge, after reasonable investigation.

10.8 "Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

10.9 "Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

11.     NOTICES.

      All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).

(a)     If to MKSR or the MKSR Shareholders:

Marketshare Recovery, Inc,
200 Broadhollow Road, Suite 207
Melville, NY 11747
Facsimile (631)393-5027
Attn: Ray Barton

(b)     If to HLLS or Mr. Feldman:

Health & Leisure, Inc.
203 East Broad Street
Columbus, Ohio 43215
Facsimile (614) 228 5325
Attn: President

12.    MISCELLANEOUS.

12.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder except that MKSR agrees to pay all HLLS professional and filing fees associated with preparing for and executing the terms of this agreement.

12.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

12.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

12.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

12.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

12.6 Governing Law, Venue. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Ohio, without regard to the conflicts of law principles thereof. Jurisdiction and venue for any cause of action brought to enforce any part of this Agreement shall be in Franklin County, Ohio.

12.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other.

12.8 Facsimile Execution. This Agreement may be executed in counterparts by original or telefax signatures, and all counterparts of this Agreement which are executed by telefax signature shall be valid and binding as original signatures or all purposes (evidently or otherwise).


SIGNATURES

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

"MKSR"

MARKETSHARE RECOVERY, INC
A New York Corporation



______________________________
By: Ray Barton, President


"HLLS"

HEALTH & LEISURE, INC.                VENTURE SUM, INC.
A Delaware Corporation                A Delaware Corporation



By:______________________________     By:_______________________________
Robert M. Feldman, President             Robert M. Feldman, President




Robert M. Feldman, Individually



MARKETSHARE SHAREHOLDERS:




Ray Barton, Individually              Timothy Schmidt, Individually